[Logo] M F S (R)                                              SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                           JANUARY 31,2000
We invented the mutual fund(R)



[graphic omitted]

                                   MFS(R) EUROPEAN EQUITY FUND
                                   MFS(R) HIGH YIELD FUND
                                   MFS(R) INCOME FUND

MFS(R) EUROPEAN EQUITY FUND
MFS(R) HIGH YIELD FUND
MFS(R) INCOME FUND

TRUSTEES                                         ASSISTANT TREASURERS
J. Atwood Ives+ -- Chairman and Chief            Mark E. Bradley*
Executive Officer, Eastern Enterprises           Ellen Moynihan*
(diversified services company)                   James O. Yost*

Lawrence T. Perera+ -- Partner, Hemenway &       SECRETARY
Barnes (attorneys)                               Stephen E. Cavan*

William J. Poorvu+ -- Adjunct Professor,         ASSISTANT SECRETARY
Harvard University Graduate School of            James R. Bordewick, Jr.*
Business Administration
                                                 CUSTODIAN
Charles W. Schmidt+ -- Private Investor          State Street Bank and Trust Company

Arnold D. Scott* -- Senior Executive Vice        INVESTOR INFORMATION
President, Director, and Secretary,              For information on MFS mutual funds, call your
MFS Investment Management                        investment professional or, for an information
                                                 kit, call toll free: 1-800-637-2929 any business
Jeffrey L. Shames* -- Chairman and Chief         day from 9 a.m. to 5 p.m. Eastern time (or leave
Executive Officer, MFS Investment Management     a message anytime).

Elaine R. Smith+ -- Independent Consultant       INVESTOR SERVICE
                                                 MFS Service Center, Inc.
David B. Stone+ -- Chairman, North               P.O. Box 2281
American Management Corp. (investment adviser)   Boston, MA 02107-9906

INVESTMENT ADVISER                               For general information, call toll free:
Massachusetts Financial Services Company         1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                              8 p.m. Eastern time.
Boston, MA 02116-3741
                                                 For service to speech- or hearing-impaired,
DISTRIBUTOR                                      call toll free: 1-800-637-6576 any business day
MFS Fund Distributors, Inc.                      from 9 a.m. to 5 p.m. Eastern time. (To use this
500 Boylston Street                              service, your phone must be equipped with a
Boston, MA 02116-3741                            Telecommunications Device for the Deaf.)

CHAIRMAN AND PRESIDENT                           For share prices, account balances, exchanges,
Jeffrey L. Shames*                               or stock and bond outlooks, call toll free:
                                                 1-800-MFS-TALK (1-800-637-8255) anytime
DIRECTOR OF INTERNATIONAL EQUITY RESEARCH        from a touch-tone telephone.
David A. Antonelli*
                                                 WORLD WIDE WEB
PORTFOLIO MANAGERS                               www.mfs.com
John Addeo*
Robert J. Manning*
Bernard A. Scozzafava*

TREASURER
W. Thomas London*

+Independent Trustee
*MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well informed and to trade at bargain prices. But we believe the numbers and facts argue that, for most of us, mutual funds purchased through an investment professional will continue to be one of the best products for long-term investing in this new millennium.

According to a survey by the Investment Company Institute, the national association of American investment companies, 44% of American households own stock or bond mutual funds, while only 25.5% own individual stocks.(1) Of course that doesn't tell us how well they did owning those funds or stocks, but another statistic gives us a clue. In the third quarter of 1999, during a period of volatility in the greatest bull market in history, a quarter of the 7,500 stocks tracked by Morningstar, a popular rating service, lost more than 20% of their value. But during the same period, less than 1% of the mutual funds tracked by Morningstar -- 6 out of 10,000 funds -- were down by a similar amount.(2) So an investor's chance of picking one of those losing stocks was about 25 times greater than his or her chance of picking an equally losing fund.

The numbers also show that a majority of Americans seek professional advice when buying mutual funds. Outside of employer-sponsored retirement plans, approximately 68% of fund shareholders state that their primary method of purchasing shares is through an investment professional.(1)

Why do we at MFS(R) believe that mutual funds plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up as well as down markets. And for many investors, working with an investment professional may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your investment professional's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified mutual fund that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few mutual funds, of course, are going to be up when the overall market is down. But as the numbers above from the third quarter of 1999 demonstrate, mutual funds may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few mutual funds even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of mutual funds help make them inherently less risky than individual stock picking, and funds are available in a wide range of risk profiles.

We believe that now, more than ever, mutual funds sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    February 15, 2000

--------------
(1) Source: Investment Company Institute.

(2) Source: Morningstar CEO Don Phillips' keynote address at The Baltimore Sun's Dollars and Sense Conference, 10/99. In the period 7/1/99 through 9/ 30/99, of the 7,500 stocks tracked by Morningstar, 1,865 lost 20% or more; of the 10,000 mutual funds tracked by Morningstar, six lost 20% or more. Mutual fund results are at net asset value; if sales charges had been reflected, results would have been lower.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

MFS EUROPEAN EQUITY FUND

Dear Shareholders,
The Fund commenced investment operations on August 3, 1999. Our portfolio is constructed by our European equity analysts, who focus on stocks rather than a particular investment style. Our bias is toward good companies that are in growth industries, have strong managements, and are trading at attractive valuations.

The Fund has overweighted positions in wireless communications providers and telecommunications equipment manufacturers. Significant holdings in these industries included, Mannesmann in Germany, Telecom Italia Mobile in Italy, and Libertel in the Netherlands, all of which benefited from the extraordinary worldwide growth in cellular subscribers and robust consolidation activity. During the period, shares of Orange rallied following Mannesmann's takeover bid for the company. Early this year, shares of Mannesmann rose considerably after it received a $180 billion takeover bid from Vodafone AirTouch PLC.

The Fund also benefited from investments in media companies such as Capital Radio in the United Kingdom and Television Francaise in France, which experienced strong earnings growth due to significant increases in advertising spending driven by intense competition among telecommunications and Internet companies to build brand awareness.

Looking ahead, we think the European market offers numerous opportunities and attractive investment alternatives to those of the United States and other parts of the world. In general, the European equity market sells at a discount to the U.S. market and most emerging markets. Moreover, according to our research, earnings growth in Europe looks at least as good as that in the United States and some emerging economies, especially considering the restructuring initiatives taking place at many European corporations. While many stocks have risen to what we think are unrealistic valuations given their long-term earnings prospects, we think there are numerous companies that exhibit encouraging growth outlooks at more reasonable valuations. Of course, we'll continue to utilize the extensive bottom-up analysis and expertise of our research team to help uncover these opportunities.

    Respectfully,

/s/ David A. Antonelli

    David A. Antonelli
    Director of International Equity Research

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

MFS HIGH YIELD FUND

Dear Shareholders,
The Fund commenced investment operations on August 3, 1999. It primarily seeks high current income and secondarily seeks capital appreciation. Under normal market conditions, the Fund invests at least 65% of its total assets in high-yield fixed-income securities. The Fund focuses its investments on bonds issued by domestic or foreign (including emerging market) corporations. It may also invest in income-producing equity securities, such as preferred stocks, and foreign government securities.

In selecting fixed-income investments for the Fund, we consider the views of our large group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed-income markets. We do not rely solely on credit ratings assigned by credit-rating agencies since we would rather perform our own independent credit analysis.

During the period, we favored the telecommunications industry because of the consolidation and accelerating earnings growth that have been taking place worldwide. The Fund's holdings in media and cable industries were also strong performers due to increased advertising spending and robust demand for data and voice transmission.

Looking forward, we expect the high-yield market to perform well. In addition, we think the present environment of moderate economic growth and low inflation is a favorable one for high-yield bonds. However, given the uncertainties in the world economies, we believe that careful credit selection will remain crucial to the Fund's performance.

    Respectfully,

/s/ John Addeo                              /s/ Robert J. Manning

    John Addeo                                  Robert J. Manning
    Portfolio Manager                           Portfolio Manager

Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

MFS INCOME FUND

Dear Shareholders,
The Fund commenced investment operations on August 3, 1999. Our investment philosophy is consistent across all of the high-income funds that we manage. The high-yield fixed-income management team believes that an active, fundamental approach to investing in below investment-grade bonds may enhance total return. Credit analysis is therefore the foundation for the high-yield security-selection process. For a bond to be chosen for inclusion in a high-yield portfolio, analysts and portfolio managers carefully evaluate a number of considerations, including a company's senior management's strength and depth, historical as well as projected financial performance, asset protection available to bond holders, capital structure or leverage, and industry fundamentals.

During most of the period, the market environment for high-yield bonds was difficult due to the heavy supply of new bonds and credit problems within the health care and energy sectors. The increased credit problems in these two industries accounted for much of the rise in the high-yield market default rate. Additionally, concerns over Medicare reforms and previously low oil prices cast a pall over these sectors and the high-yield market in general.

The Fund was aided by our successful avoidance of specific credit problems in various sectors of the market and strong security selection within the telecommunications, media, and cable industries. In telecommunications, consolidation and accelerating earnings provided key contributions to relative performance. Strong advertising spending and robust demand for data and voice transmission sparked favorable performance in the media and cable industries. The Fund's position in Nextel Communications, for example, appreciated notably after Microsoft announced its $600 million investment in the company. More recently, the Fund received an additional boost from generally strong corporate earnings and attractive yields, which we believe has helped lure investors back to the high-yield marketplace.

In our view, a number of factors are likely to serve our shareholders well in the coming months. We believe our extensive credit analysis and focus on high-quality high-yield bonds may increase the Fund's ability to avoid defaults and bankruptcies. In addition, we anticipate continued improvement in high-yield bond performance given its attractive yield relative to Treasuries (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity), and a favorable supply and demand environment.

    Respectfully,

/s/ Bernard A. Scozzafava

    Bernard A. Scozzafava
    Portfolio Manager

Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolios are actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) - January 31, 2000

MFS EUROPEAN EQUITY FUND

Stocks - 96.5%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                      SHARES                VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 3.3%
  Internet - 0.1%
    724 Solutions, Inc.*                                                        10           $      679
-------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 1.2%
    Pharmacia & Upjohn, Inc.                                                   162           $    7,614
-------------------------------------------------------------------------------------------------------
  Telecommunications - 2.0%
    Global TeleSystems Group, Inc.*                                            148           $    3,690
    Telecomunicacoes De Sao Paulo*                                             300                8,700
                                                                                             ----------
                                                                                             $   12,390
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                            $   20,683
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 93.2%
  Denmark - 0.9%
    ISS International Service System (Commercial Services)                      82           $    5,862
-------------------------------------------------------------------------------------------------------
  Finland - 1.0%
    Tieto Corp. (Computer Software - Systems)                                  111           $    6,283
-------------------------------------------------------------------------------------------------------
  France - 14.6%
    Alcatel (Telecommunications)                                                29           $    5,774
    AXA (Insurance)                                                            101               12,705
    Banque Nationale de Paris (Banks and Credit Cos.)                          104                8,246
    Bouygues S.A. (Telecommunications)                                           6                3,777
    Castorama-Dubois Investisse (Stores)                                        22                5,133
    Sanofi-Synthelabo S.A. (Medical and Health Products)*                      211                7,928
    STMicroelectronics Co. (Electronics)*                                       37                6,048
    Technip S.A. (Construction)                                                 88                9,309
    Television Francaise (Entertainment)                                         7                3,730
    Total Fina S.A. (Oils)                                                     109               13,531
    Vivendi (Business Services)                                                 94                9,632
    Wavecom S.A. (Electronics)*                                                 72                6,120
                                                                                             ----------
                                                                                             $   91,933
-------------------------------------------------------------------------------------------------------
  Germany - 11.2%
    Fielmann AG, (Retail)                                                      103           $    3,367
    GFT Technologies AG (Computer Software - Systems)*                          15                1,906
    Henkel KGaA (Chemicals)                                                    148                8,175
    Karstadtquelle AG (Retail)*                                                165                5,233
    Mannesmann AG (Telecommunications)                                         123               33,640
    MobilCom AG (Cellular Telephones)                                           59                5,729
    Porsche AG (Automotive)*                                                     2                5,875
    Prosieben Media AG (Entertainment)                                          85                6,512
                                                                                             ----------
                                                                                             $   70,437
-------------------------------------------------------------------------------------------------------
  Greece - 1.8%
    Antenna TV S.A., ADR (Broadcasting)*                                       194           $    4,147
    Hellenic Telecommunication Organization S.A. (Telecommunications)          155                3,500
    Panafon Hellenic Telecom S.A. (Telecommunications)                         282                3,623
                                                                                             ----------
                                                                                             $   11,270
-------------------------------------------------------------------------------------------------------
  Ireland - 3.1%
    Bank of Ireland (Banks and Credit Cos.)*                                 1,280           $    8,269
    Elan Corporation, PLC, ADR (Health Products)*                              254                7,636
    Trintech Group PLC, ADR (Computer Software - Products)*                     57                3,363
                                                                                             ----------
                                                                                             $   19,268
-------------------------------------------------------------------------------------------------------
  Israel - 0.8%
    Partner Communications Co. Ltd. (Cellular Telephones)*                     277           $    5,090
-------------------------------------------------------------------------------------------------------
  Italy - 5.1%
    Beni Stabili (Real Estate)*                                                720           $      264
    San Paolo - Imi S.p.A. (Banks and Credit Cos.)                             685                8,169
    Telecom Italia Mobile S.p.A. (Telecommunications)                          377                4,146
    Telecom Italia Mobile S.p.A., Saving Shares (Telecommunications)         1,166                4,586
    Telecom Italia S.p.A. (Telecommunications)                                 929               15,086
                                                                                             ----------
                                                                                             $   32,251
-------------------------------------------------------------------------------------------------------
  Netherlands - 13.9%
    Akzo Nobel N.V. (Chemicals)                                                282           $   11,707
    Fugro N.V. (Engineering)*                                                  163                7,794
    Hunter Douglas N.V., ADR (Consumer Goods and Services)*                    230                5,499
    IHC Caland N.V. (Marine Equipment)*                                         99                3,865
    ING Groep N.V. (Financial Services)*                                       226               11,381
    Koninklijke Ahrend Groep N.V. (Consumer Goods and Services)*               397                5,075
    Koninklijke N.V. (Telecommunications)*                                     206               17,631
    Koninklijke Philips Electronics N.V. (Electronics)                          63                9,253
    Libertel N.V. (Cellular Telephones)*                                       293                5,204
    Royal Dutch Petroleum Co. ADR (Oils)                                       144                7,664
    Versatel Telecom International N.V. (Telecommunications)*                   60                2,328
                                                                                             ----------
                                                                                             $   87,401
-------------------------------------------------------------------------------------------------------
  Norway - 0.6%
    Sparebanken NOR (Banks and Credit Cos.)                                    174           $    3,852
-------------------------------------------------------------------------------------------------------
  Portugal - 0.1%
    PT Multimedia SGPS S.A. (Conglomerate)*                                     12           $      755
-------------------------------------------------------------------------------------------------------
  Spain - 3.6%
    Altadis (Tobacco)*                                                         614           $    6,711
    Cortefiel S.A. (Retail)                                                    290                5,898
    Repsol S.A. (Oils)                                                         516                9,744
                                                                                             ----------
                                                                                             $   22,353
-------------------------------------------------------------------------------------------------------
  Sweden - 6.8%
    Allgon AB (Electronics)                                                    335           $    5,824
    Ericsson LM, "B" (Telecommunications)                                      134                9,470
    Saab AB, "B" (Aerospace)                                                 2,029               15,677
    Skandia Forsakrings AB (Insurance)                                         453               12,096
                                                                                             ----------
                                                                                             $   43,067
-------------------------------------------------------------------------------------------------------
  Switzerland - 6.2%
    Julius Baer Holdings (Banks and Credit Cos.)                                 2           $    5,719
    Nestle S.A. (Food and Beverage Products)                                     8               13,131
    Novartis AG (Medical and Health Products)                                    7                8,615
    Synthes-Stratec, Inc. (Medical Products)*                                   16                7,507
    UBS AG (Banks and Credit Cos.)                                              16                3,737
                                                                                             ----------
                                                                                             $   38,709
-------------------------------------------------------------------------------------------------------
  United Kingdom - 23.5%
    365 Corporation PLC (Telecommunications)*                                  520           $    1,675
    AstraZeneca Group PLC (Pharmaceuticals)                                    229                8,470
    Boots Co. PLC (Retail)*                                                    620                5,018
    BP Amoco PLC (Oils)*                                                     1,639               14,458
    British Aerospace PLC (Aerospace)*                                       1,575                8,432
    British Telecommunications PLC (Telecommunications)*                       997               19,385
    Cable & Wireless Communications PLC (Telecommunications)*                  508                7,739
    Capital Radio PLC (Broadcasting)                                           232                6,045
    CGU PLC (Insurance)*                                                       499                6,558
    Diageo PLC (Food and Beverage Products)*                                   833                6,202
    Lloyds TSB Group PLC (Banks and Credit Cos.)*                            1,297               13,100
    Matalan PLC (Retail)                                                       170                5,572
    National Westminster (Finance)                                             155                2,973
    NDS Group PLC (Internet)*                                                   11                  517
    Next PLC (Stores)                                                          728                5,733
    Nycomed Amersham PLC (Medical and Health Products)                       1,330                8,417
    Reuters Group PLC (Business Services)                                      771               11,568
    United News & Media PLC (Broadcasting)                                   1,372               16,322
                                                                                             ----------
                                                                                             $  148,184
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                         $  586,715
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $593,429)                                                     $  607,398
-------------------------------------------------------------------------------------------------------

Short-Term Obligation - 3.2%
-------------------------------------------------------------------------------------------------------
                                                   PRINCIPAL AMOUNT
                                                      (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 2/01/00, at Amortized Cost                  $   20           $   20,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $613,429)                                                $  627,398

Other Assets, Less Liabilities - 0.3%                                                             1,880
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $  629,278
-------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) - January 31, 2000

MFS HIGH YIELD FUND

Bonds - 71.5%
-------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL AMOUNT
ISSUER                                                               (000 OMITTED)                VALUE
-------------------------------------------------------------------------------------------------------
U.S. Bonds - 63.0%
  Aerospace - 1.7%
    K & F Industries, Inc., 9.25s, 2007                                     $   25           $   23,938
-------------------------------------------------------------------------------------------------------
  Building - 3.3%
    Building Materials Corp., 8.625s, 2006                                  $   25           $   23,625
    Formica Corp., 10.875s, 2009                                                25               21,875
                                                                                             ----------
                                                                                             $   45,500
-------------------------------------------------------------------------------------------------------
  Chemicals - 3.8%
    Lyondell Chemical Co., 9.625s, 2007                                     $   25           $   24,687
    Sterling Chemicals, Inc., 11.75s, 2006                                      35               28,000
                                                                                             ----------
                                                                                             $   52,687
-------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.7%
    Polymer Group, Inc., 9s, 2007                                           $   25           $   23,750
-------------------------------------------------------------------------------------------------------
  Container, Forest and Paper Products - 5.2%
    Applied Extrusion Technologies, Inc., 11.5s, 2002                       $   25           $   25,312
    Gaylord Container Corp., 9.75s, 2007                                        25               23,313
    Riverwood International Corp., 10.875s, 2008                                25               24,125
                                                                                             ----------
                                                                                             $   72,750
-------------------------------------------------------------------------------------------------------
  Energy - 3.3%
    Cheasapeake Energy Corp., 9.625s, 2005                                  $   25           $   23,000
    P&L Coal Holdings Corp., 9.625s, 2008                                       25               23,656
                                                                                             ----------
                                                                                             $   46,656
-------------------------------------------------------------------------------------------------------
  Gaming and Hotels - 3.4%
    Coast Hotels & Casinos, Inc., 9.5s, 2009                                $   25           $   23,125
    Hollywood Park, Inc., 9.25s, 2007                                           25               24,063
                                                                                             ----------
                                                                                             $   47,188
-------------------------------------------------------------------------------------------------------
  Industrial - 4.8%
    Allied Waste North America, Inc., 10s, 2009##                           $   25           $   21,750
    Fairfield Manufacturing, Inc., 9.625s, 2008                                 25               23,313
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008                        25               21,156
                                                                                             ----------
                                                                                             $   66,219
-------------------------------------------------------------------------------------------------------
  Media - 6.8%
    Adelphia Communications Corp., 8.375s, 2008                             $   25           $   22,625
    Charter Communications Holdings, 0s to 2004, 9.92s to 2011                  40               23,400
    Granite Broadcasting Corp., 10.375s, 2005                                   25               25,375
    NTL Communications Corp., 0s to 2003, 12.375s to 2006                       35               23,887
                                                                                             ----------
                                                                                             $   95,287
-------------------------------------------------------------------------------------------------------
  Metals and Minerals - 1.8%
    Commonwealth Aluminum Corp., 10.75s, 2006                               $   25           $   25,000
-------------------------------------------------------------------------------------------------------
  Retail - 3.3%
    Duane Reade, Inc., 9.25s, 2008                                          $   25           $   24,375
    J. Crew Group, Inc., 0s to 2002, 13.125s to 2008                            40               21,100
                                                                                             ----------
                                                                                             $   45,475
-------------------------------------------------------------------------------------------------------
  Supermarkets - 0.4%
    Jitney-Jungle Stores of America, Inc., 12s, 2006**                      $   25           $    5,000
-------------------------------------------------------------------------------------------------------
  Telecommunications - 23.5%
    Centennial Cellular Operating Co., 10.75s, 2008                         $   25           $   25,937
    Crown Castle International Corp., 9s, 2011                                  25               23,563
    Exodus Communications, Inc., 10.75s, 2009                                   25               25,500
    Focal Communications Corp., 11.875s, 2010                                   25               25,625
    ITC Deltacom, Inc., 9.75s, 2008                                             25               24,750
    Level 3 Communications, Inc., 9.125s, 2008                                  25               23,188
    Nextel Communications, Inc., 0s to 2003, 9.95s to 2008                      35               24,238
    Nextlink Communications, Inc., 10.75s, 2009                                 25               25,187
    PSINET, Inc., 11s, 2009                                                     25               25,562
    Spectrasite Holdings, Inc., 0s to 2004, 11.25s to 2009                      45               26,100
    Time Warner Telecommunications LLC, 9.75s, 2008                             25               25,062
    Voicestream Wire, 10.375s, 2009##                                           25               25,625
    Worldwide Fiber, Inc., 12s, 2009##                                          25               26,000
                                                                                             ----------
                                                                                             $  326,337
-------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                             $  875,787
-------------------------------------------------------------------------------------------------------
Foreign Bonds - 8.5%
  Belgium - 1.8%
    Hermes Europe Railtel BV, 10.375s, 2009
      (Telecommunications)                                                  $   25           $   24,250
-------------------------------------------------------------------------------------------------------
  Bermuda - 1.7%
    Global Crossing Holdings Ltd., 9.625s, 2008 (Telecommunications)        $   25           $   24,188
-------------------------------------------------------------------------------------------------------
  Canada - 1.0%
    GT Group Telecom Inc., 0s to 2005, 13.25s to 2010
      (Telecommunications)                                                  $   25           $   13,250
-------------------------------------------------------------------------------------------------------
  Netherlands - 1.9%
    Versatel Telecom B.V., 13.25s, 2008 (Telecommunications)                $   25           $   26,437
-------------------------------------------------------------------------------------------------------
  United Kingdom - 2.1%
    Esat Telecom Group PLC, 11.875s, 2008 (Telecommunications)              $   25           $   29,250
-------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                          $  117,375
-------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,024,156)                                                    $  993,162
-------------------------------------------------------------------------------------------------------

Stocks - 24.7%
-------------------------------------------------------------------------------------------------------
                                                                            SHARES
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 23.3%
  Agricultural Products - 0.7%
    AGCO Corp.                                                                 800           $    9,300
-------------------------------------------------------------------------------------------------------
  Automotive - 2.4%
    Delphi Automotive Systems Corp.                                          1,100           $   19,043
    Federal-Mogul Corp.                                                        910               13,764
                                                                                             ----------
                                                                                             $   32,807
-------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.3%
    PNC Bank Corp.                                                             100           $    4,800
-------------------------------------------------------------------------------------------------------
  Business Machines - 1.0%
    Seagate Technology, Inc.*                                                  330           $   13,221
-------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.0%
    Compaq Computer Corp.                                                      500           $   13,687
-------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.9%
    Philip Morris Cos., Inc.                                                   620           $   12,981
-------------------------------------------------------------------------------------------------------
  Containers - 2.4%
    Ivex Packaging Corp.*                                                    3,320           $   25,108
    Owens Illinois, Inc.*                                                      420                7,691
                                                                                             ----------
                                                                                             $   32,799
-------------------------------------------------------------------------------------------------------
  Energy - 1.8%
    Devon Energy Corp.                                                         710           $   24,939
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.8%
    Edwards (A.G.), Inc.                                                       330           $   10,931
-------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.5%
    Archer-Daniels-Midland Co.                                                 605           $    7,109
-------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.9%
    Bowater, Inc.                                                            250             $   12,922
-------------------------------------------------------------------------------------------------------
  Machinery - 1.0%
    Deere & Co., Inc.                                                          330           $   14,417
-------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 3.5%
    Cytyc Corp.*                                                             1,160           $   34,872
    Health Management Associates, Inc., "A"*                                 1,000               13,938
                                                                                             ----------
                                                                                             $   48,810
-------------------------------------------------------------------------------------------------------
  Oil Services - 2.6%
    BJ Services Co.*                                                           270           $   11,577
    Noble Drilling Corp.*                                                      660               19,346
    Smith International, Inc.*                                                 100                5,131
                                                                                             ----------
                                                                                             $   36,054
-------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.5%
    Hilton Hotels Corp.                                                        750           $    6,328
-------------------------------------------------------------------------------------------------------
  Stores - 1.8%
    Office Depot, Inc.*                                                      1,660           $   16,704
    Rite Aid Corp.                                                           1,240                8,757
                                                                                             ----------
                                                                                             $   25,461
-------------------------------------------------------------------------------------------------------
  Supermarkets - 1.2%
    Kroger Co.*                                                              1,000           $   17,375
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                            $  323,941
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 1.4%
  Canada - 0.8%
    Abitibi-Consolidated, Inc. (Forest and Paper Products)                     910           $   11,262
-------------------------------------------------------------------------------------------------------
  Ireland - 0.6%
    Jefferson Smurfit Group PLC, ADR (Containers)                              290           $    8,156
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                         $   19,418
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $317,859)                                                     $  343,359
-------------------------------------------------------------------------------------------------------

Short-Term Obligation - 2.9%
-------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL AMOUNT
                                                                     (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 2/01/00, at Amortized Cost              $     40             $   40,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,382,015)                                              $1,376,521

Other Assets, Less Liabilities - 0.9%                                                            12,817
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $1,389,338
-------------------------------------------------------------------------------------------------------
## SEC Rule 144A restriction.
** Non-income producing security-in default.
 * Non-income producing security.

See notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) - January 31, 2000

MFS INCOME FUND

Bonds - 89.5%
-------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL AMOUNT
ISSUER                                                               (000 OMITTED)                VALUE
-------------------------------------------------------------------------------------------------------
U.S. Bonds - 82.1%
  Aerospace - 4.4%
    BE Aerospace, Inc., 8s, 2008                                            $   25           $   21,313
    K & F Industries, Inc., 9.25s, 2007                                         25               23,937
                                                                                             ----------
                                                                                             $   45,250
-------------------------------------------------------------------------------------------------------
  Building - 6.8%
    American Standard, Inc., 7.375s, 2008                                   $   25           $   22,750
    Building Materials Corp., 8s, 2007                                          25               22,750
    Nortek, Inc., 9.25s, 2007                                                   25               23,937
                                                                                             ----------
                                                                                             $   69,437
-------------------------------------------------------------------------------------------------------
  Business Services - 2.3%
    Iron Mountain, Inc., 8.75s, 2009                                        $   25           $   23,188
-------------------------------------------------------------------------------------------------------
  Chemicals - 4.9%
    Huntsman ICI Chemicals, Inc., 10.125s, 2009##                           $   25           $   25,250
    Lyondell Chemical Co., 9.625s, 2007                                         25               24,687
                                                                                             ----------
                                                                                             $   49,937
-------------------------------------------------------------------------------------------------------
  Consumer Products - 2.1%
    Westpoint Stevens, Inc., 7.875s, 2008                                   $   25           $   21,438
-------------------------------------------------------------------------------------------------------
  Container, Forest and Paper Products - 7.2%
    Ball Corp., 8.25s, 2008                                                 $   25           $   23,750
    Buckeye Cellulose Corp., 8.5s, 2005                                         25               24,250
    U.S. Can Corp., 10.125s, 2006                                               25               25,500
                                                                                             ----------
                                                                                             $   73,500
-------------------------------------------------------------------------------------------------------
  Energy - 4.7%
    Ocean Energy, Inc., 8.875s, 2007                                        $   25           $   24,500
    P&L Coal Holdings Corp., 8.875s, 2008                                       25               23,937
                                                                                             ----------
                                                                                             $   48,437
-------------------------------------------------------------------------------------------------------
  Gaming and Hotels - 7.0%
    Boyd Gaming Corp., 9.5s, 2007(++)                                       $   25           $   24,000
    Circus Circus Enterprises, Inc., 9.25s, 2005                                25               24,687
    Park Place Entertainment Corp., 7.875s, 2005                                25               23,563
                                                                                             ----------
                                                                                             $   72,250
-------------------------------------------------------------------------------------------------------
  Industrial - 2.3%
    Hayes Wheels International, Inc., 9.125s, 2007                          $   25           $   23,625
-------------------------------------------------------------------------------------------------------
  Media - 19.0%
    Bresnan Communications Group, 8s, 2009                                  $   25           $   25,187
    Century Communications Corp., 9.5s, 2005                                    25               24,813
    Chancellor Media Corp., 8s, 2008                                            25               24,875
    Charter Communications Holdings, 8.25s, 2007                                25               23,125
    CSC Holdings, Inc., 8.125s, 2009                                            25               24,708
    Echostar DBS Corp., 9.375s, 2009                                            25               24,625
    Insight Midwest, 9.75s, 2009##                                              25               25,000
    Primedia, Inc., 7.625s, 2008                                                25               22,750
                                                                                             ----------
                                                                                             $  195,083
-------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.2%
    Tenet Healthcare Corp., 8.125s, 2008                                    $   25           $   23,063
-------------------------------------------------------------------------------------------------------
  Metals and Mining - 2.5%
    National Steel Corp., 9.875s, 2009                                      $   25           $   25,562
-------------------------------------------------------------------------------------------------------
  Printing and Publishing - 2.3%
    Hollinger International Publishing, 9.25s, 2007                         $   25           $   24,000
-------------------------------------------------------------------------------------------------------
  Retail - 2.1%
    Southland Corp., 5s, 2003                                               $   25           $   21,438
-------------------------------------------------------------------------------------------------------
  Telecommunications - 12.3%
    ITC Deltacom, Inc., 8.875s, 2008                                        $   25           $   23,625
    Nextel Communications, Inc., 9.75s, 2004                                    25               25,812
    PSINET, Inc., 11s, 2009                                                     25               25,562
    Time Warner Telecommunications LLC, 9.75s, 2008                             25               25,063
    Voicestream Wire, 10.375s, 2009##                                           25               25,625
                                                                                             ----------
                                                                                             $  125,687
-------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                             $  841,895
-------------------------------------------------------------------------------------------------------
Foreign Bonds - 7.4%
  Netherlands - 4.8%
    Kpnqwest BV, 8.125s, 2009 (Telecommunications)                          $   25           $   23,938
    United Pan Europe Commerce NV, 11.25s, 2010 (Media)                         25               25,125
                                                                                             ----------
                                                                                             $   49,063
-------------------------------------------------------------------------------------------------------
  United Kingdom - 2.6%
    Energis PLC, 9.75s, 2009 (Telecommunications)                           $   25           $   26,375
-------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                          $   75,438
-------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $933,966)                                                      $  917,333
-------------------------------------------------------------------------------------------------------

Short-Term Obligation - 3.9%
-------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 2/01/00, at Amortized Cost                  $   40           $   40,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $973,966)                                                $  957,333

Other Assets, Less Liabilities - 6.6%                                                            67,370
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $1,024,703
-------------------------------------------------------------------------------------------------------
  ## SEC Rule 144A restriction.
(++) Inverse floating rate security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (Unaudited)
-----------------------------------------------------------------------------------------------------
                                                           EUROPEAN       HIGH YIELD           INCOME
JANUARY 31, 2000                                        EQUITY FUND             FUND             FUND
-----------------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                        $  613,429       $1,382,015       $  973,966
  Unrealized appreciation (depreciation)                     13,969           (5,494)         (16,633)
                                                         ----------       ----------       ----------
      Total investments, at value                        $  627,398       $1,376,521       $  957,333
  Cash                                                         --              2,308            2,351
  Foreign currency, at value (identified cost, $1,184)        1,135             --               --
  Receivable for Fund shares sold                               100             --               --
  Receivable for investments sold                            11,446             --             40,801
  Interest and dividends receivable                             716           23,674           24,221
                                                         ----------       ----------       ----------
      Total assets                                       $  640,795       $1,402,503       $1,024,706
                                                         ----------       ----------       ----------
Liabilities:
  Payable to custodian                                   $    2,138       $     --         $     --
  Payable for Fund shares reacquired                          1,025             --               --
  Payable for investments purchased                           8,285           13,165             --
  Payable to affiliates -
    Management fee                                               54             --               --
    Shareholder servicing agent fee                               5             --               --
  Accrued expenses and other liabilities                         10             --                  3
                                                         ----------       ----------       ----------
      Total liabilities                                  $   11,517       $   13,165       $        3
                                                         ----------       ----------       ----------
Net assets                                               $  629,278       $1,389,338       $1,024,703
                                                         ==========       ==========       ==========
Net assets consist of:
  Paid-in capital                                        $  546,333       $1,382,885       $1,046,972
  Unrealized appreciation (depreciation) on
    investments and translation of assets and
    liabilities in foreign currencies                        13,863           (5,494)         (16,633)
  Accumulated undistributed net realized gain
    (loss) on investments and foreign currency
    transactions                                             69,003           13,230           (5,313)
  Accumulated undistributed (distributions in
    excess of) net investment income                             79           (1,283)            (323)
                                                         ----------       ----------       ----------
      Total                                              $  629,278       $1,389,338       $1,024,703
                                                         ==========       ==========       ==========
Shares of beneficial interest outstanding:
  Class A                                                    54,088          138,333          104,737
  Class I                                                        20               20               20
                                                         ----------       ----------       ----------
      Total shares of beneficial interest
        outstanding                                          54,108          138,353          104,757
                                                         ==========       ==========       ==========
Net assets:
  Class A                                                $  629,045       $1,389,137       $1,024,508
  Class I                                                    233.27           200.80           195.31
                                                         ----------       ----------       ----------
      Total net assets                                   $  629,278       $1,389,338       $1,024,703
                                                         ==========       ==========       ==========
Class A shares:
  Net asset value per share
    (net assets / shares of beneficial interest
      outstanding)                                         $11.63           $10.04           $ 9.78
                                                           ======           ======           ======
    Offering price per share for European Equity Fund
      (100 / 94.25 of net asset value per share) and
      for High Yield Fund and Income Fund (100 / 95.25
      of net asset value per share)                        $12.34           $10.54           $10.27
                                                           ======           ======           ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets / shares of beneficial interest
    outstanding)                                           $11.66           $10.04           $ 9.77
                                                           ======           ======           ======

On sales of $50,000, $100,000, and $50,000, respectively, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares.

See notes to financial statements.

Statements of Operations (Unaudited)
-----------------------------------------------------------------------------------------------------
                                                           EUROPEAN       HIGH YIELD           INCOME
PERIOD ENDED JANUARY 31, 2000*                          EQUITY FUND             FUND             FUND
-----------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                             $    1,031       $   46,897       $   44,105
    Dividends                                                 3,042            1,525             --
    Foreign taxes withheld                                     (329)             (20)            --
                                                         ----------       ----------       ----------
      Total investment income                            $    3,744       $   48,402       $   44,105
                                                         ----------       ----------       ----------
  Expenses -
    Management fee                                       $    2,112       $    3,701       $    2,998
    Shareholder servicing agent fee                             279              620              499
    Administrative fee                                           28               64               53
    Custodian fee                                             2,314            1,653            1,387
    Printing                                                  6,791            6,834            6,388
    Postage                                                      69               19               17
    Auditing fees                                             4,500            4,750            5,000
    Legal fees                                                1,017            1,229              883
    Registration fees                                         4,000            4,000            4,000
    Miscellaneous                                               552              917            1,431
                                                         ----------       ----------       ----------
      Total expenses                                     $   21,662       $   23,787       $   22,656
    Fees paid indirectly                                        (78)            (184)            (162)
    Reduction of expenses by investment adviser             (18,772)         (23,603)         (22,494)
                                                         ----------       ----------       ----------
      Net expenses                                       $    2,812       $     --         $     --
                                                         ----------       ----------       ----------
        Net investment income                            $      932       $   48,402       $   44,105
                                                         ----------       ----------       ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                              $   73,624       $   41,100       $   (3,151)
    Foreign currency transactions                              (373)               1             --
                                                         ----------       ----------       ----------
      Net realized gain (loss) on investments and
        foreign currency transactions                    $   73,251       $   41,101       $   (3,151)
                                                         ----------       ----------       ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                          $   13,969       $   (5,494)      $  (16,633)
    Translation of assets and liabilities in foreign
      currencies                                               (106)            --               --
                                                         ----------       ----------       ----------
      Net unrealized gain (loss) on investments and
        foreign currency translation                     $   13,863       $   (5,494)      $  (16,633)
                                                         ----------       ----------       ----------
        Net realized and unrealized gain (loss) on
          investments and foreign currency               $   87,114       $   35,607       $  (19,784)
                                                         ----------       ----------       ----------
          Increase in net assets from operations         $   88,046       $   84,009       $   24,321
                                                         ==========       ==========       ==========

* For the period from the commencement of the Fund's investment operations, August 3, 1999, through
  January 31, 2000.

See notes to financial statements.

Statements of Changes to Net Assets (Unaudited)
----------------------------------------------------------------------------------------------------
                                                            EUROPEAN      HIGH YIELD          INCOME
PERIOD ENDED JANUARY 31, 2000*                           EQUITY FUND            FUND            FUND
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                  $      932       $   48,402       $   44,105
  Net realized gain (loss) on investments and foreign
    currency transactions                                    73,251           41,101           (3,151)
  Net unrealized gain (loss) on investments and
    foreign currency translation                             13,863           (5,494)         (16,633)
                                                         ----------       ----------       ----------
      Increase in net assets from operations             $   88,046       $   84,009       $   24,321
                                                         ----------       ----------       ----------
Distributions declared to shareholders -
  From net investment income (Class A)                   $     (852)      $  (49,677)      $  (44,419)
  From net investment income (Class I)                           (1)              (8)              (9)
  From net realized gain on investments and foreign
    currency transactions (Class A)                          (4,246)         (27,867)          (2,161)
  From net realized gain on investments and foreign
    currency transactions (Class I)                              (2)              (4)              (1)
                                                         ----------       ----------       ----------
      Total distributions declared to shareholders       $   (5,101)      $  (77,556)      $  (46,590)
                                                         ----------       ----------       ----------
Net increase in net assets from Fund share
  transactions                                           $  546,333       $1,382,885       $1,046,972
                                                         ----------       ----------       ----------
      Total increase in net assets                       $  629,278       $1,389,338       $1,024,703
Net assets:
  At beginning of period                                       --               --               --
                                                         ----------       ----------       ----------
  At end of period                                       $  629,278       $1,389,338       $1,024,703
                                                         ----------       ----------       ----------
  Accumulated undistributed (distributions in excess
    of) net investment income included in net assets
    at end of period                                     $       79       $   (1,283)      $     (323)
                                                         ==========       ==========       ==========

* For the period from the commencement of the Fund's investment operations, August 3, 1999, through
  January 31, 2000.

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------
                                                                            EUROPEAN EQUITY FUND
---------------------------------------------------------------------------------------------------------
                                                                   PERIOD ENDED              PERIOD ENDED
                                                              JANUARY 31, 2000*        JANUARY 31, 2000**
                                                                    (UNAUDITED)               (UNAUDITED)
---------------------------------------------------------------------------------------------------------
                                                                        CLASS A                   CLASS I
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                    $10.00                    $ 9.93
                                                                         ------                    ------
Income from investment operations# -
  Net investment income(S)                                               $ 0.02                    $ 0.02
  Net realized and unrealized gain on investments and foreign
    currency                                                               1.70                      1.80
                                                                         ------                    ------
      Total from investment operations                                   $ 1.72                    $ 1.82
                                                                         ------                    ------
Less distributions declared to shareholders -
  From net investment income                                             $(0.01)                   $(0.01)
  From net realized gain on investments and foreign currency
    transactions                                                          (0.08)                    (0.08)
                                                                         ------                    ------
      Total distributions declared to shareholders                       $(0.09)                   $(0.09)
                                                                         ------                    ------
Net asset value - end of period                                          $11.63                    $11.66
                                                                         ======                    ======
Total return(+)                                                           17.22%++                  18.35%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                               1.03%+                    1.03%+
  Net investment income                                                    0.33%+                    0.33%+
Portfolio turnover                                                           76%                       76%
Net assets at end of period (000 Omitted)                                $  629                      --

(S) MFS has voluntarily agreed under a temporary reimbursement expense agreement to pay all of the Fund's operating expenses, exclusive of management fees. In consideration, the Fund pays MFS a fee not greater than 0.25% of the average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:

      Net investment loss                                                $(0.34)                   $(0.34)
      Ratios (to average net assets):
        Expenses##                                                         7.70%+                    7.70%+
        Net investment income                                             (6.34)%+                  (6.34)%+

  * For the period from the commencement of the Fund's investment operations, August 3, 1999, through
    January 31, 2000.
 ** For the period from the inception of Class I, August 4, 1999, through January 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

  See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------
                                                                              HIGH YIELD FUND
---------------------------------------------------------------------------------------------------------
                                                                   PERIOD ENDED              PERIOD ENDED
                                                              JANUARY 31, 2000*        JANUARY 31, 2000**
                                                                    (UNAUDITED)               (UNAUDITED)
---------------------------------------------------------------------------------------------------------
                                                                        CLASS A                   CLASS I
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                    $10.00                    $10.00
                                                                         ------                    ------
Income from investment operations# -
  Net investment income(S)                                               $ 0.40                    $ 0.40
  Net realized and unrealized gain on investments and foreign
    currency                                                               0.26                      0.26
                                                                         ------                    ------
      Total from investment operations                                   $ 0.66                    $ 0.66
                                                                         ------                    ------
Less distributions declared to shareholders -
  From net investment income                                             $(0.41)                   $(0.41)
  From net realized gain on investments and foreign currency
    transactions                                                          (0.21)                    (0.21)
                                                                         ------                    ------
      Total distributions declared to shareholders                       $(0.62)                   $(0.62)
                                                                         ------                    ------
Net asset value - end of period                                          $10.04                    $10.04
                                                                         ======                    ======
Total return(+)                                                            6.68%++                   6.45%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                               0.03%+                    0.03%+
  Net investment income                                                    7.81%+                    7.81%+
Portfolio turnover                                                           56%                       56%
Net assets at end of period (000 Omitted)                                $1,389                      --

(S) MFS has voluntarily agreed under a temporary expense agreement to pay all of the Fund's operating expenses in excess of 0.00%. In addition, the investment adviser voluntarily waived its fees for the period indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income per share and the ratios would have been:

      Net investment income                                              $ 0.20                    $ 0.20
      Ratios (to average net assets):
        Expenses##                                                         3.84%+                    3.84%+
        Net investment income                                              4.00%+                    4.00%+

  * For the period from the commencement of the Fund's investment operations, August 3, 1999, through
    January 31, 2000.
 ** For the period from the inception of Class I, August 4, 1999, through January 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------
                                                                                INCOME FUND
---------------------------------------------------------------------------------------------------------
                                                                   PERIOD ENDED              PERIOD ENDED
                                                              JANUARY 31, 2000*        JANUARY 31, 2000**
                                                                    (UNAUDITED)               (UNAUDITED)
---------------------------------------------------------------------------------------------------------
                                                                        CLASS A                   CLASS I
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                    $10.00                    $10.00
                                                                         ------                    ------
Income from investment operations# -
  Net investment income(S)                                               $ 0.43                    $ 0.41
  Net realized and unrealized loss on investments                         (0.19)                    (0.19)
                                                                         ------                    ------
      Total from investment operations                                   $ 0.24                    $ 0.22
                                                                         ------                    ------
Less distributions declared to shareholders -
  From net investment income                                             $(0.44)                   $(0.43)
  From net realized gain on investments                                   (0.02)                    (0.02)
                                                                         ------                    ------
      Total distributions declared to shareholders                       $(0.46)                   $(0.45)
                                                                         ------                    ------
Net asset value - end of period                                          $ 9.78                    $ 9.77
                                                                         ======                    ======
Total return(+)                                                            2.41%++                   3.21%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                               0.03%+                    0.03%+
  Net investment income                                                    8.78%+                    8.62%+
Portfolio turnover                                                           50%                       50%
Net assets at end of period (000 Omitted)                                $1,025                      --

(S) MFS has voluntarily agreed under a temporary expense agreement to pay all of the Fund's operating expenses in excess of 0.00%. In addition, the investment adviser voluntarily waived its fees for the period indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income per share and the ratios would have been:

      Net investment income                                              $ 0.21                     $0.18
      Ratios (to average net assets):
        Expenses##                                                         4.54%+                    4.54%+
        Net investment income                                              4.27%+                    4.11%+

  * For the period from the commencement of the Fund's investment operations, August 3, 1999, through
    January 31, 2000.
 ** For the period from the inception of Class I, August 4, 1999, through January 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

  See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS European Equity Fund, MFS High Yield Fund, and MFS Income Fund (the Funds) are each a diversified series of MFS Series Trust X (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The MFS High Yield Fund and MFS Income Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

The Funds can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The Funds use the effective interest method for reporting interest income on payment-in-kind (PIK) bonds.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - Each Fund's custody fee is calculated as a percentage of each Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Funds distinguish between distributions on a tax basis and a financial reporting basis and require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Funds have an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. For MFS High Yield Fund and MFS Income Fund, the management fee is computed daily and paid monthly at an annual rate of 0.60% of each Fund's average daily net assets. The investment adviser has voluntarily agreed to waive its fee, which is shown as a reduction of expenses in the Statement of Operations. For MFS European Equity Fund the management fee is computed daily and paid monthly at an annual rate of 0.75% of the Fund's average daily net assets.

MFS European Equity Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management fee. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. At January 31, 2000, aggregate unreimbursed expenses amounted to $18,772.

The investment adviser has voluntarily agreed to pay MFS High Yield Fund and MFS Income Fund operating expenses such that the Funds' aggregate expenses do not exceed 0.00% of their average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The Funds pay no compensation directly to their Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Funds from MFS. Certain officers and Trustees of the Funds are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees currently are not receiving any payments for their services for the Funds.

Administrator - The Funds have an administrative service agreement with MFS to provide the Funds with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Funds pay MFS an administrative fee at the following annual percentages of each Fund's average daily net assets:

                  First $1 billion                   0.0150%
                  Next $1 billion                    0.0125%
                  Next $1 billion                    0.0100%
                  In excess of $3 billion            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales of Class A shares of the Funds for the period ended January 31, 2000.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each Funds' average daily net assets attributable to Class A shares. For the Funds, payment of the 0.10% per annum Class A distribution fee and the 0.25% per annum Class A service fee will commence on such date as the Trustees of the Trust may determine.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. MFD receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed on Class A shares of the Funds during the period ended January 31, 2000.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, were as follows:

                                  EUROPEAN              HIGH
                               EQUITY FUND        YIELD FUND       INCOME FUND
------------------------------------------------------------------------------
Purchases                         $938,961        $1,873,856        $1,403,013
                                  --------        ----------        ----------
Sales                             $418,883        $  569,395        $  467,055
                                  --------        ----------        ----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by each Fund, as computed on a federal income tax basis, are as follows:

                                   EUROPEAN              HIGH
                                EQUITY FUND        YIELD FUND       INCOME FUND
-------------------------------------------------------------------------------
Aggregate cost                     $613,429        $1,382,015          $973,966
                                   --------        ----------          --------
Gross unrealized appreciation      $ 63,844        $   63,123          $  4,337
Gross unrealized depreciation       (49,875)          (68,617)          (20,970)
                                   --------        ----------          --------
    Net unrealized appreciation
     (depreciation)                $ 13,969        $   (5,494)         $(16,633)
                                   ========        ==========          ========

(5) Shares of Beneficial Interest
Each Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                      EUROPEAN EQUITY FUND             HIGH YIELD FUND                   INCOME FUND
                                     ---------------------         -----------------------         -----------------------
PERIOD ENDED JANUARY 31, 2000*       SHARES         AMOUNT         SHARES           AMOUNT         SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold                          58,156     $  594,107        130,930       $1,307,653        100,020       $1,000,200
Shares issued to shareholders in
  reinvestment of distributions         428          5,003          7,644           77,464          4,717           46,572
Shares reacquired                    (4,496)       (52,975)          (241)          (2,432)       --              --
                                    -------     ----------       --------       ----------       --------       ----------
    Net increase                     54,088     $  546,135        138,333       $1,382,685        104,737       $1,046,772
                                    =======     ==========       ========       ==========       ========       ==========

* For the period from the commencement of the Fund's investment operations, August 3, 1999, through January 31, 2000.

Class I Shares
                                      EUROPEAN EQUITY FUND             HIGH YIELD FUND                   INCOME FUND
                                     ---------------------         -----------------------         -----------------------
PERIOD ENDED JANUARY 31, 2000*       SHARES         AMOUNT         SHARES           AMOUNT         SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold                              20     $      198             20       $      200             20       $      200
                                    -------     ----------       --------       ----------       --------       ----------

* For the period from the inception of Class I, August 4, 1999, through January 31, 2000.

(6) Line of Credit
The Funds and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. For the period ended January 31, 2000, there was no commitment fee allocated to the MFS European Equity Fund, MFS High Yield Fund and MFS Income Fund. The Funds had no significant borrowings during the period.



                 --------------------------------------------
    This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                     MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to [graphic omitted] MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the investment professionals who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at WWW.MFS.COM, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) EUROPEAN EQUITY FUND

MFS(R) HIGH YIELD FUND

MFS(R) INCOME FUND

[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

500 Boylston Street
Boston,MA 02116-3741



(C)2000 MFS Investment Management.
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                            INC-X4-3 03/00 2.4M